UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER
TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
37	Report of Independent Registered
Public Accounting Firm
38	Additional Information
41	Important Tax Information
42	Proxy Results
43	Board Members Information
46	Officers of the Fund
49	Officers and Directors

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Strategic Municipals, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 2006, through September 30, 2007.

After an extended period of relative stability, fixed-income markets encountered heightened volatility during the reporting period as the credit cycle appeared to shift to a new phase.Turmoil in the U.S. sub-prime mortgage sector that began in late February spread to other areas of the economy over the summer, causing investors to reassess their attitudes toward risk.The ensuing “flight to quality” caused bond prices to fall sharply in the market’s more credit-sensitive areas.While we saw no overall change in the underlying credit fundamentals of municipal bonds, the tax-exempt market was nonetheless affected by liquidity concerns.To help restore liquidity, the Federal Reserve Board cut key short-term interest rates in August and September. Investors reacted favorably to the Fed’s moves, and municipal bond prices began to rebound.

We believe that these developments have created opportunities to purchase municipal bonds at more attractive prices and yields than have been available for some time. Since each investor’s situation is unique, we encourage you to talk about these investment matters with your financial advisor, who can help you make the right adjustments for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
October 15, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2006, through September 30, 2007, as provided by W. Michael Petty, Senior Portfolio Manager

Fund and Market Performance Overview

After trading within a relatively finite range for most of the reporting period, a liquidity crisis over the summer of 2007 led to sharp declines in the municipal bond market. However, bond prices rebounded somewhat in late August and September, enabling the market to post a positive absolute return for the reporting period overall.The fund’s performance was driven primarily by its focus on investment-grade, income-oriented securities, which generally held up better during the downturn than other types of tax-exempt bonds.

For the 12-month period ended September 30, 2007, Dreyfus Strategic Municipals achieved a total return of 1.62% (on a net asset value basis).1 During the same period, the fund provided income dividends of $0.50 per share, which is equal to a distribution rate of 5.77% .2

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds, as opportunities arise, with investments consistent with the fund’s investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio’s investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

A Strong Market Rebound Offset Previous Declines

A moderate economic slowdown, mild inflation and stable short-term interest rates helped keep municipal bond prices within a relatively narrow range over the first eight months of the reporting period. Municipal bond prices also were supported by robust investor demand and sound fiscal conditions for most states and municipalities. However, market conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was affected by selling pressure from highly leveraged hedge funds and other institutional investors, which needed to raise cash for redemption requests and margin calls. In the immediate aftermath of the summertime decline, tax-exempt bonds traded at their highest yield levels in more than three years.

Bouts of reduced ready liquidity throughout the U.S. bond market prompted the Federal Reserve Board (the “Fed”) to cut both the discount rate and the federal funds rate late in the reporting period, the first reductions in short-term rates in more than four years. On average, the municipal bond market responded favorably to the Fed’s actions, sparking a rally that, by the reporting period’s end, erased some, but not all, of its earlier losses. However, the rally was less pronounced at the longer end of the tax-exempt market’s maturity spectrum, where the fund primarily focuses.

A Focus on Income Bolstered Fund Performance

Our security selection strategy primarily emphasized income-oriented bonds, including those selling at modest premiums to their face values. These “cushion” bonds helped shelter the fund from the full brunt of the market’s summertime decline. In addition, because many of these bonds include provisions for early redemption, the fund’s average duration was shorter than industry averages, which also helped protect the fund from heightened market volatility. On the other hand, the fund’s leveraging strategy during the reporting period proved to be less effective than usual, primarily due to historically narrow yield differences between auction rate preferred stock and long-term municipal bonds.

Maintaining a Conservative Investment Posture

In our view, ongoing market volatility may provide opportunities to purchase long-term municipal bonds at relatively attractive prices. Still, we generally have retained a relatively defensive investment posture, including an emphasis on long-term, income-oriented bonds from issuers that have demonstrated good quality and liquidity characteristics. We also have maintained rigorous credit standards, and our credit analysts help ensure that candidates for investment contain certain covenants designed to protect bondholders. In our view, these are prudent strategies in today’s changing economic and market environments.

October 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
October 31, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

SELECTED INFORMATION
September 30, 2007 (Unaudited)

Market Price per share September 30, 2007	$8.74
Shares Outstanding September 30, 2007	60,720,834
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended September 30, 2007

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007

High	$9.50	$9.75	$9.70	$9.54
Low	9.12	9.27	9.05	8.26
Close	9.26	9.56	9.47	8.74

PERCENTAGE GAIN (LOSS) based on change in Market Price*

September 23, 1987 (commencement of operations)
through September 30, 2007	259.74%
October 1, 1997 through September 30, 2007	57.88
October 1, 2002 through September 30, 2007	20.02
October 1, 2006 through September 30, 2007	0.46
January 1, 2007 through September 30, 2007	(1.72)
April 1, 2007 through September 30, 2007	(6.04)
July 1, 2007 through September 30, 2007	(6.40)

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$ 9.32
September 30, 2006	9.46
December 31, 2006	9.50
March 31, 2007	9.47
June 30, 2007	9.25
September 30, 2007	9.12

PERCENTAGE GAIN based on change in Net Asset Value*

September 23, 1987 (commencement of operations)
through September 30, 2007	302.31%
October 1, 1997 through September 30, 2007	74.50
October 1, 2002 through September 30, 2007	34.99
October 1, 2006 through September 30, 2007	1.62
January 1, 2007 through September 30, 2007	(0.14)
April 1, 2007 through September 30, 2007	(1.13)
July 1, 2007 through September 30, 2007	(0.11)

* With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—154.1%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.4%
Houston County Health Care
Authority, GO (Insured; AMBAC)	6.25	10/1/09	8,000,000 [a]	8,496,880
Jefferson County,
Limited Obligation School
Warrants	5.25	1/1/18	16,000,000	16,982,880
Jefferson County,
Limited Obligation School
Warrants	5.50	1/1/22	4,000,000	4,270,840
Alaska—.7%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA)	6.00	6/1/49	4,000,000	4,116,600
Arizona—3.7%
Arizona Health Facilities
Authority, Health Care
Facilities Revenue (The
Beatitudes Campus Project)	5.10	10/1/22	3,000,000	2,817,180
Maricopa County Pollution Control
Corporation, PCR (Public
Service Company of New Mexico
Palo Verde Project)	5.75	11/1/22	6,000,000	6,036,960
Navajo County Industrial
Development Authority, IDR
(Stone Container Corporation
Project)	7.40	4/1/26	1,585,000	1,608,331
Scottsdale Industrial Development
Authority, HR (Scottsdale
Healthcare)	5.80	12/1/11	6,000,000 [a]	6,561,720
Tucson,
Water System Revenue
(Insured; FGIC)	5.00	7/1/12	3,500,000 [a]	3,717,840
Arkansas—.5%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,500,000	2,553,075
California—14.1%
California,
GO	5.25	4/1/34	5,000	5,212
California,
GO (Various Purpose)	5.50	4/1/14	3,385,000 [a]	3,766,625

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California,
GO (Various Purpose)	5.00	9/1/30	10,000,000	10,219,900
California,
GO (Various Purpose)	5.00	3/1/32	5,000,000	5,093,800
California,
GO (Various Purpose)	5.00	9/1/32	8,000,000	8,154,320
California,
GO (Various Purpose) (Insured;
AMBAC)	4.25	12/1/35	8,000,000	7,337,600
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	5.00	11/15/34	5,000,000	5,011,300
California Pollution Control
Financing Authority, SWDR
(Keller Canyon Landfill
Company Project)	6.88	11/1/27	2,000,000	2,004,320
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	2,000,000	2,134,060
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.80	6/1/13	8,100,000 [a]	9,804,240
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.90	6/1/13	2,000,000 [a]	2,430,040
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	18,050,000	17,224,393
State Public Works Board of
California, LR Department of
General Services (Butterfield
State Office Complex)	5.25	6/1/30	5,000,000	5,186,550
Colorado—4.6%
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000	1,951,920
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	3,000,000	2,966,490

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	6.60	8/1/32	1,760,000	1,861,358
Denver City and County,
Special Facilities Airport
Revenue (United Air Lines
Project)	5.75	10/1/32	5,000,000	4,957,400
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/41	10,750,000	11,268,258
Southlands Metropolitan District
Number 1, GO	7.13	12/1/14	2,000,000 [a]	2,421,740
Florida—4.5%
Deltona,
Utilities System Revenue
(Insured; MBIA)	5.13	10/1/27	6,000,000	6,206,640
Florida Housing Finance
Corporation, Housing Revenue
(Nelson Park Apartments)
(Insured; FSA)	6.40	3/1/40	5,000	5,188
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute
Project)	6.25	9/1/27	3,500,000	3,630,760
Municipal Securities Trust
Certificates (Florida Housing
Finance Corporation, Housing
Revenue—Nelson Park
Apartments) (Insured; FSA)	6.40	3/1/40	12,375,000 [b,c]	12,839,392
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	45,000 [a]	47,534
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,955,000	2,021,157
Georgia—3.2%
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman,
Inc.) (Collateralized; GNMA)	5.70	1/20/39	4,445,000	4,760,150

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Fulton County Development
Authority, Revenue (Georgia
Tech North Avenue Apartments
Project) (Insured; XLCA)	5.00	6/1/32	2,500,000	2,588,100
Metropolitan Atlanta Rapid Transit
Authority, Sales Tax Revenue
(Third Indenture Series)
(Insured; FGIC)	5.25	7/1/27	5,000,000	5,588,550
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation)	6.00	9/1/13	2,090,000	2,352,462
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation)	6.00	9/1/14	2,000,000 [a]	2,297,500
Hawaii—.4%
Hawaii Department of
Transportation, Special
Facility Revenue (Caterair
International Corporation)	10.13	12/1/10	2,200,000	2,201,188
Idaho—.6%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	3,250,000	3,401,580
Illinois—11.6%
Chicago
(Insured; FGIC)	6.13	7/1/10	14,565,000 [a]	15,683,446
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.55	4/1/33	2,870,000	2,910,984
Chicago,
Wastewater Transmission
Revenue (Insured; MBIA)	6.00	1/1/10	3,000,000 [a]	3,187,350
Chicago O’Hare International
Airport, Special Facility
Revenue (American Airlines,
Inc. Project)	5.50	12/1/30	5,000,000	4,733,600
Illinois Educational Facilities
Authority, Revenue
(Northwestern University)	5.00	12/1/38	5,000,000	5,110,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Educational Facilities
Authority, Revenue (University
of Chicago) (Insured; MBIA)	5.13	7/1/08	5,000 [a]	5,110
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	4,020,000 [a]	4,324,555
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,730,000 [a]	8,233,378
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	4,960,000 [a]	5,359,677
Illinois Housing Development
Authority, Homeowner Mortgage
Revenue	5.10	8/1/31	5,555,000	5,563,944
Lombard Public Facilities
Corporation, Conference Center
and Hotel First Tier Revenue	7.13	1/1/36	3,500,000	3,745,980
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion) (Insured; MBIA)	5.25	6/15/42	5,325,000	5,532,036
Indiana—2.2%
Franklin Township School Building
Corporation, First Mortgage
Bonds	6.13	7/15/10	6,500,000 [a]	7,063,940
Indiana Housing Finance Authority,
SFMR	5.95	1/1/29	580,000	588,990
Petersburg,
SWDR (Indianapolis Power and
Light Company Project)	6.38	11/1/29	4,150,000	4,381,155
Kansas—6.3%
Kansas Development Finance Authority,
Health Facilities Revenue (Sisters of
Charity of Leavenworth Health
Services Corporation)	6.25	12/1/28	3,000,000	3,181,890
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FHLMC, FNMA
and GNMA)	5.25	12/1/38	3,935,000	4,129,901

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas (continued)
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.30	12/1/32	4,375,000	4,426,844
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.45	12/1/33	9,295,000	9,989,058
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	2,415,000	2,519,111
Wichita,
Hospital Facilities
Improvement Revenue (Via
Christi Health System Inc.)	6.25	11/15/24	10,000,000	10,493,100
Kentucky—1.2%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	2,000,000	2,101,540
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized;
GNMA)	5.25	11/20/25	2,370,000	2,500,895
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized; GNMA)	5.38	11/20/35	1,805,000	1,892,073
Louisiana—.8%
Lakeshore Villages Master
Community Development
District, Special Assessment
Revenue	5.25	7/1/17	3,000,000	2,951,460
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	1,405,000	1,427,115
Maine—.5%
Maine Housing Authority,
Mortgage Purchase	5.30	11/15/23	2,825,000	2,900,710

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland—1.9%
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	5.75	9/1/37	2,500,000	2,670,400
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	4,500,000	4,338,450
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	6.50	6/1/13	3,000,000 [a]	3,445,260
Massachusetts—2.5%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Civic
Investments Issue)	9.00	12/15/12	1,800,000 [a]	2,182,464
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/11	4,815,000 [a]	5,227,405
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	185,000	199,861
Massachusetts Industrial Finance
Agency, RRR (Ogden Haverhill
Project)	5.60	12/1/19	6,000,000	6,143,460
Michigan—7.4%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000	2,574,711
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	6,930,000	7,118,288
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	5,930,000	6,204,085

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	3,000,000	3,223,470
Michigan Hospital Finance
Authority, Revenue (Ascension
Health Credit Group)	6.13	11/15/09	5,000,000 [a]	5,309,700
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	3,000,000	3,091,380
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	13,500,000	13,497,840
Minnesota—5.7%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.15	12/1/38	2,491,761	2,496,994
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	4,955,251	5,033,048
Duluth Economic Development
Authority, Health Care
Facilities Revenue (Saint
Luke’s Hospital)	7.25	6/15/32	5,000,000	5,355,250
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.25	10/1/47	4,265,000	4,299,674
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/25	2,000,000	2,113,660
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	2,000,000	2,085,320

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Paul Port Authority,
Hotel Facility Revenue
(Radisson Kellogg Project)	7.38	8/1/08	3,000,000 [a]	3,181,890
United Hospital District of Todd,
Morrison, Cass and Wadena
Counties, GO Health Care
Facilities Revenue (Lakewood
Health System)	5.13	12/1/24	1,500,000	1,491,420
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/26	5,000,000	5,264,300
Mississippi—3.4%
Clairborne County,
PCR (System Energy Resources,
Inc. Project)	6.20	2/1/26	4,545,000	4,563,680
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	14,310,000	14,463,832
Missouri—2.9%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.38	12/1/27	2,000,000	1,994,960
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.50	12/1/32	4,500,000	4,502,610
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Independence, Crackerneck
Creek Project)	5.00	3/1/28	2,000,000	2,006,740
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	6,750,000 [a]	7,347,307
Montana—.2%
Montana Board of Housing,
SFMR	6.45	6/1/29	1,335,000	1,364,570

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nebraska—1.0%
Nebraska Public Power District,
General Revenue
(Insured; AMBAC)	5.00	1/1/35	5,435,000	5,560,059
Nevada—2.8%
Clark County,
IDR (Nevada Power Company
Project)	5.60	10/1/30	3,000,000	3,008,190
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority)
(Insured; FSA)	6.40	1/1/10	12,000,000 [a]	12,741,840
New Hampshire—2.6%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire)
(Insured; AMBAC)	6.00	5/1/21	7,000,000	7,216,860
New Hampshire Health and
Educational Facilities
Authority, Revenue
(Exeter Project)	6.00	10/1/24	1,000,000	1,070,600
New Hampshire Health and
Educational Facilities
Authority, Revenue
(Exeter Project)	5.75	10/1/31	1,000,000	1,039,010
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,000,000	5,082,750
New Jersey—3.4%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/34	2,500,000	2,626,700
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental Airlines,
Inc. Project)	6.25	9/15/29	3,000,000	3,048,180
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	5,640,000 [a]	6,582,895

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	8,000,000	6,782,400
New Mexico—1.3%
Farmington,
PCR (Tucson Electric Power
Company San Juan Project)	6.95	10/1/20	4,000,000	4,083,920
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	7.00	9/1/31	1,230,000	1,247,294
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	6.15	7/1/35	1,505,000	1,595,827
New York—7.6%
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.13	12/1/16	20,000,000 [b,c]	20,420,800
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade Center
Project)	6.25	3/1/15	3,275,000	3,425,060
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	2,800,000	3,248,532
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/39	3,875,000	3,952,577
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency Contract
Secured) (Insured; AMBAC)	5.25	6/1/21	5,000,000	5,312,900

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Triborough Bridge and Tunnel
Authority, Revenue	5.25	11/15/30	5,220,000	5,448,740
North Carolina—1.3%
Gaston County Industrial
Facilities and Pollution
Control Financing Authority,
Exempt Facilities Revenue
(National Gypsum
Company Project)	5.75	8/1/35	3,000,000	3,059,250
North Carolina Housing Finance
Agency, Home Ownership Revenue	5.88	7/1/31	4,000,000	4,053,480
North Dakota—.1%
North Dakota Housing Finance
Agency, Home Mortgage Revenue
(Housing Finance Program)	6.15	7/1/31	765,000	780,484
Ohio—5.2%
Canal Winchester Local School
District (Insured; MBIA)	0.00	12/1/29	3,955,000	1,387,454
Canal Winchester Local School
District (Insured; MBIA)	0.00	12/1/31	3,955,000	1,250,531
Cleveland State University,
General Receipts (Insured;
FGIC)	5.00	6/1/34	6,150,000	6,337,760
Cuyahoga County,
Revenue	6.00	1/1/32	750,000	814,762
Ohio,
SWDR (USG Corporation Project)	5.60	8/1/32	7,555,000	7,450,665
Ohio Air Quality Development
Authority, PCR (The Cleveland
Electric Illuminating Company
Project) (Insured; ACA)	6.10	8/1/20	3,000,000	3,062,610
Ohio Water Development Authority,
PCR (The Cleveland Electric
Illuminating Company Project)
(Insured; ACA)	6.10	8/1/20	4,350,000	4,440,785
Toledo Lucas County Port
Authority, Airport Revenue
(Baxter Global Project)	6.25	11/1/13	3,800,000	3,925,780

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—2.7%
Oklahoma Housing Finance Agency,
SFMR (Homeownership Loan
Program)	7.55	9/1/28	1,125,000	1,143,259
Oklahoma Housing Finance Agency,
SFMR (Homeownership Loan
Program) (Collateralized: FNMA
and GNMA)	7.55	9/1/27	885,000	910,107
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/09	5,160,000 [a]	5,418,103
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/29	7,070,000	7,350,750
Pennsylvania—3.7%
Coatesville Area School District,
GO (Insured; FSA)	5.00	8/1/23	5,340,000	5,648,065
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing
Authority, SWDR (USG
Corporation Project))	6.00	6/1/31	9,310,000 [b,c]	9,379,080
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	2,500,000	2,718,600
Philadelphia Authority for
Industrial Development,
Revenue (Please Touch
Museum Project)	5.25	9/1/31	2,500,000	2,509,625
South Carolina—4.9%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	5.50	12/1/12	5,000 [a]	5,495
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	5.50	12/1/12	20,020,000 [a,b,c]	22,001,680

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina (continued)
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	5,000,000	5,281,450
Tennessee—3.4%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/25	5,000,000	5,711,650
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/33	3,000,000	3,418,650
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis
Redbirds Baseball
Foundation Project)	6.50	9/1/28	10,000,000	9,660,500
Texas—13.3%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc.
Project)	5.75	12/1/29	5,000,000	4,782,450
Austin Convention Enterprises
Inc., Convention Center Hotel
First Tier Revenue	6.70	1/1/11	4,000,000 [a]	4,380,960
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport,
Facility Improvement
Corporation Revenue
(American Airlines, Inc.)	6.38	5/1/35	10,630,000	10,680,386
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	6,000,000	6,207,060
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	6.38	6/1/11	8,500,000 [a]	9,380,770

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Houston,
Airport System Special Facilities
Revenue (Continental Airlines,
Inc. Terminal E Project)	6.75	7/1/29	5,125,000	5,337,277
Houston,
Airport System Special Facilities
Revenue (Continental Airlines,
Inc. Terminal E Project)	7.00	7/1/29	3,800,000	3,990,076
Sabine River Authority,
PCR (TXU Electric Company
Project)	6.45	6/1/21	11,300,000	11,510,745
Sam Rayburn Municipal Power
Agency, Power Supply System
Revenue	5.75	10/1/21	6,000,000	6,259,200
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	9.16	7/2/24	1,000,000 [d]	1,058,150
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	7,100,000	7,613,046
Tyler Health Facilities
Development Corporation, HR
(East Texas Medical Center
Regional Healthcare
System Project)	6.75	11/1/25	3,000,000	3,008,400
Vermont—.2%
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	945,000	955,679
Virginia—2.2%
Greater Richmond Convention Center
Authority, Hotel Tax Revenue
(Convention Center
Expansion Project)	6.25	6/15/10	10,500,000 [a]	11,329,185
Pittsylvania County Industrial
Development Authority, Exempt
Facility Revenue (Multitrade
of Pittsylvania County, L.P.
Project)	7.65	1/1/10	600,000	625,560

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington—3.6%
Seattle,
Water System Revenue
(Insured; FGIC)	6.00	7/1/09	10,000,000 [a]	10,522,300
Washington Health Care Facilities
Authority, Revenue (Kadlec
Medical Center) (Insured;
Assured Guaranty)	5.00	12/1/30	2,000,000	2,049,420
Washington Higher Education
Facilities Authority, Revenue
(Seattle University Project)
(Insured; AMBAC)	5.25	11/1/37	6,730,000	7,121,484
West Virginia—.4%
West Virginia Water Development
Authority, Water Development
Revenue (Insured; AMBAC)	6.38	7/1/39	2,250,000	2,399,423
Wisconsin—7.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	11,840,000 [b,c]	12,251,144
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	22,995,000	24,421,840
Madison,
IDR (Madison Gas and Electric
Company Projects)	5.88	10/1/34	2,390,000	2,496,283
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000	4,232,360
Wyoming—.8%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	4,500,000	4,501,080
U.S. Related—1.5%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/55	20,000,000	700,000
Guam Housing Corporation,
SFMR (Guaranteed Mortgage-
Backed Securities Program)
(Collateralized; FHLMC)	5.75	9/1/31	965,000	1,020,874

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	6,000,000 [a]	6,451,020
Total Long-Term
Municipal Investments
(cost $825,531,480)				853,133,985

Short-Term Municipal Investment—.6%

Kentucky;
Shelby County,
Lease Program Revenue
(Kentucky Association of
Counties Leasing Trust) (LOC;
U.S. Bank NA)
(cost $3,100,000)	4.04	10/1/07	3,100,000 [e]	3,100,000

Total Investments (cost $828,631,480)			154.7%	856,233,985
Liabilities, Less Cash and Receivables			(3.2%)	(17,635,718)
Preferred Stock, at redemption value			(51.5%)	(285,000,000)
Net Assets Applicable to Common Shareholders			100.0%	553,598,267

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities amounted to $76,892,096 or 13.9% of net assets applicable to Common Shareholders.
[c] Collateral for floating rate borrowings.
[d] Inverse floater security—the interest rate is subject to change periodically.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	33.6
AA		Aa		AA	8.3
A		A		A	15.6
BBB		Baa		BBB	21.0
BB		Ba		BB	1.4
B		B		B	5.1
CCC		Caa		CCC	2.5
F1		MIG1/P1		SP1/A1	.4
Not Rated [f]		Not Rated [f]		Not Rated [f]	12.1
					100.0

† Based on total investments.
[f] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	828,631,480	856,233,985
Cash		42,005
Interest receivable		14,377,278
Receivable for investment securities sold		7,993,019
Prepaid expenses		39,518
		878,685,805

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		515,423
Payable for floating rate notes issued—Note 4		38,835,000
Interest and related expenses payable		462,694
Dividends payable to Preferred Shareholders		107,055
Commissions payable		17,500
Administrative services fees		7,153
Accrued expenses		142,713
		40,087,538

Auction Preferred Stock, Series M,T,W,Th and F,
par value $.001 per share (11,400 shares issued and
outstanding at $25,000 per share liquidation preference)—Note 1		285,000,000

Net Assets applicable to Common Shareholders ($)		553,598,267

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(60,720,834 shares issued and outstanding)		60,721
Paid-in capital		572,562,344
Accumulated undistributed investment income—net		826,560
Accumulated net realized gain (loss) on investments		(47,453,863)
Accumulated net unrealized appreciation
(depreciation) on investments		27,602,505

Net Assets applicable to Common Shareholders ($)		553,598,267

Shares Outstanding
(500 million shares authorized)		60,720,834
Net Asset Value, per share of Common Stock ($)		9.12

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2007

Investment Income ($):
Interest Income	50,388,793
Expenses:
Management fee—Note 3(a)	6,399,904
Interest and related expenses	1,597,579
Commission fees—Note 1	725,770
Custodian fees—Note 3(b)	137,619
Shareholder servicing costs	100,248
Professional fees	78,712
Directors’ fees and expenses—Note 3(c)	66,069
Registration fees	35,687
Shareholders’ reports	34,396
Administration services fees	30,000
Miscellaneous	71,633
Total Expenses	9,277,617
Less—reduction in management fee
due to undertaking—Note 3(a)	(853,320)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(3,020)
Net Expenses	8,421,277
Investment Income—Net	41,967,516

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,425,845
Net realized gain (loss) on financial futures	(539,304)
Net Realized Gain (Loss)	5,886,541
Net unrealized appreciation (depreciation)
on investments (including $412,152
net unrealized appreciation on financial futures)	(28,062,142)
Net Realized and Unrealized Gain (Loss) on Investments	(22,175,601)
Dividends on Preferred Stocks	(10,268,700)
Net Increase in Net Assets Resulting from Operations	9,523,215

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007	2006

Operations ($):
Investment income—net	41,967,516	40,256,756
Net realized gain (loss) on investments	5,886,541	2,341,497
Net unrealized appreciation
(depreciation) on investments	(28,062,142)	2,965,687
Dividends on Preferred Stocks	(10,268,700)	(8,930,919)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,523,215	36,633,021

Dividends to Common Shareholders from ($):
Investment income—net	(30,564,302)	(31,506,090)

Capital Stock Transactions ($):
Dividends reinvested	1,248,316	—
Total Increase (Decrease) in Net Assets	(19,792,771)	5,126,931

Net Assets ($):
Beginning of Period	573,391,038	568,264,107
End of Period	553,598,267	573,391,038
Undistributed (distributions in
excess of) investment income—net	826,560	(193,590)

Capital Share Transactions (Shares):
Increase in Shares Outstanding as a
Result of Dividends Reinvested	132,203	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	9.46	9.38	9.18	9.14	9.37
Investment Operations:
Investment income—net [a]	.69	.66	.66	.63	.71
Net realized and unrealized
gain (loss) on investments	(.36)	.09	.21	.12	(.15)
Dividends on Preferred Stock
from investment income—net	(.17)	(.15)	(.10)	(.06)	(.07)
Total from Investment Operations	.16	.60	.77	.69	.49
Distributions to Common Shareholders:
Dividends from investment income—net	(.50)	(.52)	(.57)	(.65)	(.72)
Net asset value, end of period	9.12	9.46	9.38	9.18	9.14
Market value, end of period	8.74	9.18	8.87	8.86	9.38

Total Return (%) [b]	.46	9.74	6.87	1.55	.33

Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to Common Stock [c]	1.63	1.55	1.47	1.43	1.48
Ratio of net expenses to average
net assets applicable to Common Stock [c]	1.48	1.40	1.33	1.43	1.48
Ratio of net investment income to average
net assets applicable to Common Stock [c]	7.38	7.15	7.03	6.97	7.86
Ratio of total expenses
to total average net assets	1.09	1.03	.98	.94	.97
Ratio of net expenses
to total average net assets	.99	.93	.89	.94	.97
Ratio of net investment income
to total average net assets	4.92	4.75	4.67	4.59	5.15
Portfolio Turnover Rate	34.75	31.44	27.96	27.31	54.79
Asset coverage of Preferred Stock,
end of period	294	301	299	295	293

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	553,598	573,391	568,264	556,235	549,676
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000	285,000	285,000	285,000

[a]	Based on average shares outstanding at each month end.
[b]	Calculated based on market value.
[c]	Does not reflect the effect of dividends to Preferred Stockholders.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. On July 1, 2007, Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 27, 2007, the Board of Directors declared a cash dividend of $.042 per share from investment income-net, payable on

October 31, 2007 to Common Shareholders of record as of the close of business on October 11, 2007.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days.The dividend rates in effect at September 30, 2007 were as follows: Series M-3.85%, Series T-3.80%, Series W-3.80%, Series TH-3.75% and Series F-3.80% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At September 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $1,405,655, accumulated capital losses $46,840,783 and unrealized appreciation $26,989,424.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2007. If not applied, $19,582,677 of the carryover expires in fiscal 2011 and $27,258,106 expires in fiscal 2012.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax characters of distributions paid to shareholders during the fiscal periods ended September 30, 2007 and September 30, 2006, were as follows: tax exempt income $40,833,003 and $40,437,009, respectively.

During the period ended September 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $114,364, increased net realized gain (loss) on investments by $11,383 and increased paid-in capital by $102,981. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended September 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund’s net assets. The fund has currently undertaken for the period from September 1, 2006 through October 31, 2007, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in management fee, pursuant to the undertaking, amounted to $853,320 during the period ended September 30, 2007.

(b) The fund compensates Mellon Trust of New England ,N.A., an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2007, the fund was charged $137,619 pursuant to the custody agreement.

Effective July 1, 2007, the fund's transfer agent,The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing transfer agency agreement with The Bank of New York, for providing personnel and facilities to perform transfer agency services for the fund for the three months ended September 30, 2007, the fund was charged $28,350. Prior to becoming an affiliate,The Bank of New York was paid $71,898 for the custody services to the fund for the nine months ended June 30, 2007.

During the period ended September 30, 2007, the fund was charged $4,579 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $516,482, custodian fees $48,494, transfer agency fees $16,900 and chief compliance officer fees $2,411, which are offset against an expense reimbursement currently in effect in the amount of $68,864.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2007, amounted to $306,671,350 and $317,292,620, respectively.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, a fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.At September 30, 2007, there were no financial futures contracts outstanding.

At September 30, 2007, the cost of investments for federal income tax purposes was $790,409,561; accordingly, accumulated net unrealized appreciation on investments was $26,989,424, consisting of $33,767,427 gross unrealized appreciation and $6,778,003 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals,Inc.including the statement of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2007 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 16, 2007

The Fund 37

ADDITIONAL INFORMATION ( U n a u d i t e d )

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by

The Fund 39

ADDITIONAL INFORMATION ( U n a u d i t e d ) (continued)

the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2007, there were: (I) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of August 17, 2007, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

The Fund 41

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class on the following proposal presented at the annual shareholders’ meeting held on June 1, 2007.

		Shares

	For		Authority Withheld

To elect four Class I Directors: †
Joseph S. DiMartino	48,933,575		894,216
Joni Evans	48,969,825		857,966
William Hodding Carter III	48,921,375		906,416
Richard C. Leone	48,988,424		839,367

† The terms of these Class I Directors expire in 2010.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163 ———————

David W. Burke (71)
Board Member (1989)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 88 ———————

William Hodding Carter III (72)
Board Member (1988)

Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 27 ———————

Gordon J. Davis (66)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 36

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (65)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (67)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Richard C. Leone (67)
Board Member (1989)

Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27

———————

Hans C. Mautner (69)
Board Member (1989)

Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a
real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 27

Other Board Memberships and Affiliations:

Robin A. Melvin (44)
Board Member (1995)

Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 27

———————

Burton N.Wallack (56)
Board Member (2007)

Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 27

———————

John E. Zuccotti (70)
Board Member (1989)

Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 45

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

A. PAUL DISDIER, Executive Vice
President since March 2000.

Executive Vice President of the Fund, Director of the Manager Municipal Securities, and an officer of 2 other investment companies (comprised of 2 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 47

NOTES

48

OFFICERS AND DIRECTORS
D rey f u s S t ra te g i c M u n i c i p a l s ,	I n c .

200 Park Avenue
New York, NY 10166

Directors	Portfolio Managers:
Joseph S. DiMartino	Joseph P. Darcy
David W. Burke	A. Paul Disdier
William Hodding Carter, III	Douglas J. Gaylor
Gordon J. Davis
Joseph A. Irace
Joni Evans
Colleen A. Meehan
Arnold S. Hiatt
Ehud Houminer	W. Michael Petty
Richard C. Leone	Bill Vasiliou
Hans C. Mautner	James Welch
Robin A. Melvin*	Monica S.Wieboldt
Burton N.Wallack	Investment Adviser
John E. Zuccotti*
* Auction Preferred Stock Directors	The Dreyfus Corporation

Officers	Custodian
President	Mellon Trust of
J. David Officer	New England, N.A.
Executive Vice President
Phillip N. Maisano	Counsel
Executive Vice President	Stroock & Stroock & Lavan LLP
A. Paul Disdier
Vice President and Secretary	Transfer Agent,
Michael A. Rosenberg	Dividend Disbursing Agent
Vice President and Assistant Secretaries	and Registrar
James Bitetto	The Bank of New York (Common Stock)
Joni Lacks Charatan	Deutsche Bank Trust Company America
Joseph M. Chioffi	(Auction Preferred Stock)
Janette E. Farragher
John B. Hammalian	Auction Agent
Robert R. Mullery	Deutsche Bank Trust Company America
Jeff Prusnofsky
(Auction Preferred Stock)
Treasurer
James Windels	Stock Exchange Listing
Assistant Treasurers	NYSE Symbol: LEO
Robert Robol
Robert Svagna	Initial SEC Effective Date
Gavin C. Reilly
Robert Salviolo	9/23/87
Chief Compliance Officer
Joseph W. Connolly

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 49

For More Information

Dreyfus Strategic Municipals, Inc.	Transfer Agent &
200 Park Avenue	Dividend Disbursing Agent
New York, NY 10166	and Registrar
(Common Stock)
Manager
The Bank of New York
The Dreyfus Corporation	101 Barclay Street
200 Park Avenue	New York, NY 10286
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

Ticker Symbol: LEO

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,008 in 2006 and $36,008 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $21,922 in 2006 and $42,410 in 2007. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, and (ii) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,235 in 2006 and $2,313 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $443,981 in 2006 and $1,667,704 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, David W. Burke, Hodding Carter III, Joni Evans, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack and John E. Zuccotti.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 29, 2007, the date of the filing of this report:

     W. Michael Petty has been the primary portfolio manager of the Registrant since November 2001 and has been employed by The Dreyfus Corporation (“Dreyfus”) since June 1997.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are W. Michael Petty, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph A. Irace, Colleen A. Meehan, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

W. Michael Petty	4	$1.8 billion	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

W. Michael Petty	Dreyfus Strategic Municipals, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 26, 2007

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)